Exhibit 10.2

May 3, 2018

Nordea Bank AB (publ), New York Branch,

as Facility Agent,

1211 Avenue of the Americas, 23rd Floor

New York, NY  10036

Attn:  Shipping Offshore and Oil Services

Telephone: 212-318-9636

Facsimile:  212-421-4420

E-mail: dlny-ny-cadloan@nordea.com

with a copy to:

Essendropsgate 7

P.O. Box 1166 Sentrum

NO-0107 Oslo, Norway

Facsimile: +47 22 48 66 78

E-mail: agency.soosid@nordea.com

Re:  Waiver Request

We refer to the $581,000,000 Credit Agreement, dated as of September 3, 2015 (as amended by Amendment No. 1, dated as of December 15, 2016, and as the same may be further amended, restated, supplemented and/or modified from time to time, the “Credit Agreement”), among Gener8 Maritime Subsidiary II Inc., as borrower, Gener8 Maritime, Inc., as parent (“Gener8 Maritime”), the lenders party thereto from time to time and Nordea Bank AB (publ), New York Branch, as facility agent for the lenders (the “Facility Agent”).  Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Credit Agreement.

1.              Waiver

(a) Section 8.07(c) of the Credit Agreement requires that Gener8 Maritime maintain an Interest Expense Coverage Ratio of not less than 2.50:1.00 for any Test Period ending on or after December 31, 2015.  Gener8 Maritime is hereby requesting consent from the Required Lenders pursuant to Section 11.13 to waive such requirement for the Test Period ending on March 31, 2018 (such waiver is hereinafter referred to as the “Waiver”).

(b) Notwithstanding the forgoing request, if the merger agreement between Euronav and Gener8 Maritime, Inc., whereby a stock-for-stock merger for the entire issued and outstanding share capital of Gener8 Maritime, Inc. was agreed, pursuant to which it is proposed that Gener8 Maritime, Inc. would become a wholly-owned subsidiary of Euronav (the “Merger”) is consummated, the Waiver shall be automatically extended to include the subsequent Test Period ending on June 30, 2018.

2.              Miscellaneous

The effectiveness of this Waiver is contingent upon the effectiveness of a waiver substantially similar to the Waiver contained in clause 1(a) hereof signed by the applicable required lenders and acknowledged by the Facility Agent under each of (i) the $963,743,455 Facility Agreement, dated as of August 31, 2015 (as amended, restated and supplemented from time to time, the “KEXIM Facility Agreement”) and (ii) the $385,227,495 Facility Agreement, dated as of November 30, 2015 (as amended, restated and supplemented from time to time, the “Sinosure Facility Agreement”).

This Waiver shall constitute a Credit Document for all purposes under the Credit Agreement. The provisions of Section 11.03 (Notices) of the Credit Agreement shall apply to this waiver as if they were expressly incorporated in this waiver with any necessary modifications. Additionally, all other terms and conditions of the Credit Agreement and the other Credit Documents are to remain in full force and effect notwithstanding the request made pursuant to this Waiver.

Other than as set forth in this Waiver Request, the provisions of the Credit Agreement shall remain unchanged and in full force and effect.

3.              Governing Law

This Waiver and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York.

4.              Consent

Gener8 Maritime is hereby requesting that the Required Lenders acknowledge and indicate their consent to this Waiver by returning to us executed counterparts of this Waiver by May 2, 2018.  This Waiver may be executed in any number of counterparts. For the benefit of the Required Lenders’ deliberation, attached hereto as Exhibit A are the projections of Gener8 Maritime for the period Q1 2018 through Q4 2019.

Best regards,

GENER8 MARITIME, INC.

By:	/s/ Leonard J. Vrondissis
Name:	Leonard J. Vrondissis
Title:	Executive Vice President, Chief Financial Officer and Secretary

We hereby acknowledge receipt of the above Waiver and confirm our agreement to the terms thereof.

/s/ Erik Havnvik
for and on behalf of
Nordea Bank AB (Publ), New York Branch
as Facility Agent and Collateral Agent

/s/ Erik Havnvik
for and on behalf of
Nordea Bank AB (Publ), New York Branch
as a Lender

2018

/s/ Authorized Signatory
for and on behalf of
Citibank N.A., London Branch
as a Lender

2018

/s/ Cathleen Buckley
for and on behalf of
DNB Capital LLC
as a Lender

2018

/s/ Michiel Steeman
for and on behalf of
DVB Bank SE
as a Lender

2018

/s/ Michael de Visser
for and on behalf of
NIBC Bank N.V.
as a Lender

2018

/s/ Arne Juell-Skielse
for and on behalf of
Skandinaviska Enskilda Banken AB (publ)
as a Lender

2018

/s/ T.P. Blaziak
for and on behalf of
Siemens Financial Services, Inc.
as a Lender

2018

Exhibit A Projections Ma r-18 Jun-18 Sep-18 Dec-18 Ma r-19 Jun-19 Sep-19 De c-19 ($ in thousands, except where noted) Anal ys ts Projections Net Voyage Revenues Opex General and Adminis trative Expens es $ 46,170 $ (23,194) (7,636) 62,393 $ (23,452) (7,636) 63,078 $ (23,710) (7,636) 63,078 $ (23,710) (7,636) 81,459 (23,542) (7,751) $ 82,369 $ (23,804) (7,751) 83,726 $ (24,065) (7,751) 83,726 (24,065) (7,751) EBITDA $ 15,340 $ 31,305 $ 31,733 $ 31,733 $ 50,166 $ 50,815 $ 51,910 $ 51,910 Maintenance Capex Cas h Interes t Expens e Free Cas h Flow (5,891) (12,291) (687) (12,135) - (11,972) - (11,672) (2,500) (11,121) (2,500) (10,932) - (10,729) - (10,407) $ (2,841) $ 18,482 $ 19,761 $ 20,061 $ 36,545 $ 37,383 $ 41,181 $ 41,504 Scheduled Debt Repayments Cas h Flow from Financing (30,084) (30,069) (30,069) (30,069) (30,069) (30,069) (30,069) (30,069) $ (30,084) $ (30,069) $ (30,069) $ (30,069) $ (30,069) $ (30,069) $ (30,069) $ (30,069) Quarter Ending Cas h Balance (incl. WC in Pools ) $ 193,676 $ 182,089 $ 171,781 $ 161,773 $ 168,249 $ 175,563 $ 186,675 $ 198,109 Les s : Working Capital at Pools (26,100) (26,100) (26,100) (26,100) (26,100) (26,100) (26,100) (26,100) Quarter Ending Cas h Balance $ 167,576 $ 155,989 $ 145,681 $ 135,673 $ 142,149 $ 149,463 $ 160,575 $ 172,009 Interes t Coverage Ratio LTM EBITDA Secured Debt Cas h Interes t $ 95,201 $ (50,231) 88,921 $ (51,658) 104,776 $ (49,483) 112,502 $ (48,070) 147,328 (46,901) $ 166,838 $ (45,697) 187,016 $ (44,454) 207,193 (43,189) EBITDA / Interes t Ratio Covenant Thres hold 1.90x 2.50x 1.72x 2.50x 2.12x 2.50x 2.34x 2.50x 3.14x 2.50x 3.65x 2.50x 4.21x 2.50x 4.80x 2.50x Cus hion / (Shortfall) Compliance? -.60x No -.78x No -.38x No -.16x No .64x Yes 1.15x Yes 1.71x Yes 2.30x Yes *Q1 2018 rate estimates are based off of actual earnings within the Navig8 pools. Change in Cas h$ (32,925) $ (11,587) $ (10,308) $ (10,008) $6,476 $7,314 $ 11,112 $ 11,435 Adj. EBITDA$ 15,340 $ 31,305 $ 31,733 $ 31,733 $ 50,166 $ 50,815 $ 51,910 $ 51,910 VLCC Spot Rate$19,476 $24,500 $ 24,500 $ 24,500 $ 32,569 $ 32,569 $32,569 $ 32,569 Suezm ax Spot Rate$9,666 $17,125 $ 17,125 $ 17,125 $ 25,006 $ 25,006 $25,006 $ 25,006 Afram ax Spot Rate$3,617 $15,125 $ 15,125 $ 15,125 $ 20,256 $ 20,256 $20,256 $ 20,256 Panam ax Spot Rate$5,865 $13,125 $ 13,125 $ 13,125 $ 17,878 $ 17,878 $17,878 $ 17,878 GENER8 MARITIME